                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                                                                         Settlement Date              11/30/1999
                                                                                         Determination Date           12/10/1999
                                                                                         Distribution Date            12/15/1999


I.      All Payments on the Contracts                                                                              13,134,830.02
II.     All Liquidation Proceeds on the Contracts
          with respect to Principal                                                                                   269,419.32
III.    Repurchased Contracts                                                                                               0.00
IV.     Investment Earnings on Collection Account                                                                           0.00
V.      Servicer Monthly Advances                                                                                     277,240.30
VI.     Distribution from the Reserve Account                                                                               0.00
VII.    Deposits from the Pay-Ahead Account
          (including Investment Earnings)                                                                             235,245.25
VIII.   Transfers to the Pay-Ahead Account                                                                           (137,868.76)

IX.     Less:  Investment Earnings distributions                                                                            0.00
          (a)  To Sellers with respect to the
               Collection Account                                                                                           0.00
          (b)  To Sellers with respect to the
               Pay-Ahead Account

Total available amount in Collection Account                                                                      $13,778,866.13
                                                                                                                  ==============



DISTRIBUTION AMOUNTS                                            Cost per $1000
--------------------------------------------                    --------------
1.   (a)  Class A-1 Note Interest Distribution                                                      0.00
     (b)  Class A-1 Note Principal Distribution                                                     0.00
          Aggregate Class A-1 Note Distribution                   0.00000000                                                0.00

2.   (a)  Class A-2 Note Interest Distribution                                                      0.00
     (b)  Class A-2 Note Principal Distribution                                                     0.00
          Aggregate Class A-2 Note Distribution                   0.00000000                                                0.00

3.   (a)  Class A-3 Note Interest Distribution                                                      0.00
     (b)  Class A-3 Note Principal Distribution                                                     0.00
          Aggregate Class A-3 Note Distribution                   0.00000000                                                0.00

4.   (a)  Class A-4 Note Interest Distribution                                                      0.00
     (b)  Class A-4 Note Principal Distribution                                                     0.00
          Aggregate Class A-4 Note Distribution                   0.00000000                                                0.00

5.   (a)  Class A-5 Note Interest Distribution                                                 96,867.75
     (b)  Class A-5 Note Principal Distribution                                            10,492,351.35
          Aggregate Class A-5 Note Distribution                  80.22135683                                       10,589,219.10

6.   (a)  Class A-6 Note Interest Distribution                                                449,533.33
     (b)  Class A-6 Note Principal Distribution                                                     0.00
          Aggregate Class A-6 Note Distribution                   5.10833333                                          449,533.33

7.   (a)  Class A-7 Note Interest Distribution                                                291,650.00
     (b)  Class A-7 Note Principal Distribution                                                     0.00
          Aggregate Class A-7 Note Distribution                   5.11666667                                          291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                441,291.67
     (b)  Class A-8 Note Principal Distribution                                                     0.00
          Aggregate Class A-8 Note Distribution                   5.19166667                                          441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                321,266.67
     (b)  Class A-9 Note Principal Distribution                                                     0.00
          Aggregate Class A-9 Note Distribution                   5.26666667                                          321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                345,041.67
     (b)  Class A-10 Note Principal Distribution                                                    0.00
          Aggregate Class A-10 Note Distribution                  5.30833333                                          345,041.67

11.  (a)  Class B Certificate Interest Distribution                                            244,679.31
     (b)  Class B Certificate Principal Distribution                                                0.00
          Aggregate Class B Certificate Distribution              5.45000000                                          244,679.31


12.  Servicer Payment
     (a)  Servicing Fee                                                                       175,045.30
     (b)  Reimbursement of prior Monthly Advances                                             320,300.72
          Total Servicer Payment                                                                                      495,346.02

13.  Deposits to the Reserve Account                                                                                  600,838.37

Total Distribution Amount                                                                                         $13,778,866.13
                                                                                                                  ==============


Reserve Account distributions:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                          77,087.56
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections              523,750.81
      (c)  Distribution from the Reserve Account to the Sellers (Chase USA)                     5,133.43
      (d)  Distribution from the Reserve Account to the Sellers (Chase Manhattan Bank)         34,877.70
                        Total Amounts to Sellers (Chase USA & Chase Manhattan Bank) =                                $640,849.50
                                                                                                                     ===========


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                  0.00
        (b) Class A-2 Notes    @            5.852%                                                  0.00
        (c) Class A-3 Notes    @            5.919%                                                  0.00
        (d) Class A-4 Notes    @            6.020%                                                  0.00
        (e) Class A-5 Notes    @            6.050%                                             96,867.75
        (f) Class A-6 Notes    @            6.130%                                            449,533.33
        (g) Class A-7 Notes    @            6.140%                                            291,650.00
        (h) Class A-8 Notes    @            6.230%                                            441,291.67
        (i) Class A-9 Notes    @            6.320%                                            321,266.67
        (j) Class A-10 Notes   @            6.370%                                            345,041.67
                     Aggregate Interest on Notes                                                                    1,945,651.08
        (k) Class B Certificates @          6.540%                                                                    244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                         0.00
        (b) Class A-2 Notes                                                                         0.00
        (c) Class A-3 Notes                                                                         0.00
        (d) Class A-4 Notes                                                                         0.00
        (e) Class A-5 Notes                                                                         0.00
        (f) Class A-6 Notes                                                                         0.00
        (g) Class A-7 Notes                                                                         0.00
        (h) Class A-8 Notes                                                                         0.00
        (i) Class A-9 Notes                                                                         0.00
        (j) Class A-10 Notes                                                                        0.00
        (k) Class B Certificates                                                                    0.00

3.   Total Distribution of Interest                             Cost per $1000
                                                                --------------
        (a) Class A-1 Notes                                       0.00000000                        0.00
        (b) Class A-2 Notes                                       0.00000000                        0.00
        (c) Class A-3 Notes                                       0.00000000                        0.00
        (d) Class A-4 Notes                                       0.00000000                        0.00
        (e) Class A-5 Notes                                       0.73384660                   96,867.75
        (f) Class A-6 Notes                                       5.10833333                  449,533.33
        (g) Class A-7 Notes                                       5.11666667                  291,650.00
        (h) Class A-8 Notes                                       5.19166667                  441,291.67
        (i) Class A-9 Notes                                       5.26666667                  321,266.67
        (j) Class A-10 Notes                                      5.30833333                  345,041.67
                     Total Aggregate
                       Interest on Notes                                                                            1,945,651.08
        (k) Class B Certificates                                  5.45000000                                          244,679.31


                 PRINCIPAL
--------------------------------------------
                                                               No. of Contracts
                                                               ----------------
1.   Amount of Stated Principal Collected                                                   3,706,875.11
2.   Amount of Principal Prepayment Collected                            319                6,303,294.75
3.   Amount of Liquidated Contract                                        20                  482,181.49
4.   Amount of Repurchased Contract                                        0                        0.00

       Total Formula Principal Distribution Amount                                                                 10,492,351.35

5.   Principal Balance before giving effect to Principal Distribution                         Pool Factor
                                                                                              -----------
        (a) Class A-1 Notes                                                                    0.0000000                   0.00
        (b) Class A-2 Notes                                                                    0.0000000                   0.00
        (c) Class A-3 Notes                                                                    0.0000000                   0.00
        (d) Class A-4 Notes                                                                    0.0000000                   0.00
        (e) Class A-5 Notes                                                                    0.1455564          19,213,438.23
        (f) Class A-6 Notes                                                                    1.0000000          88,000,000.00
        (g) Class A-7 Notes                                                                    1.0000000          57,000,000.00
        (h) Class A-8 Notes                                                                    1.0000000          85,000,000.00
        (i) Class A-9 Notes                                                                    1.0000000          61,000,000.00
        (j) Class A-10 Notes                                                                   1.0000000          65,000,000.00
        (k) Class B Certificates                                                               1.0000000          44,895,285.54
6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                0.00
        (b) Class A-2 Notes                                                                                                0.00
        (c) Class A-3 Notes                                                                                                0.00
        (d) Class A-4 Notes                                                                                                0.00
        (e) Class A-5 Notes                                                                                                0.00
        (f) Class A-6 Notes                                                                                                0.00
        (g) Class A-7 Notes                                                                                                0.00
        (h) Class A-8 Notes                                                                                                0.00
        (i) Class A-9 Notes                                                                                                0.00
        (j) Class A-10 Notes                                                                                               0.00
        (k) Class B Certificates                                                                                           0.00
7.   Principal Distribution                                     Cost per $1000
                                                                --------------
        (a) Class A-1 Notes                                       0.00000000                                               0.00
        (b) Class A-2 Notes                                       0.00000000                                               0.00
        (c) Class A-3 Notes                                       0.00000000                                               0.00
        (d) Class A-4 Notes                                       0.00000000                                               0.00
        (e) Class A-5 Notes                                      79.48751023                                      10,492,351.35
        (f) Class A-6 Notes                                       0.00000000                                               0.00
        (g) Class A-7 Notes                                       0.00000000                                               0.00
        (h) Class A-8 Notes                                       0.00000000                                               0.00
        (i) Class A-9 Notes                                       0.00000000                                               0.00
        (j) Class A-10 Notes                                      0.00000000                                               0.00
        (k) Class B Certificates                                  0.00000000                                               0.00
8.   Principal Balance after giving effect to Principal Distribution                          Pool Factor
                                                                                              -----------
        (a) Class A-1 Notes                                                                    0.0000000                   0.00
        (b) Class A-2 Notes                                                                    0.0000000                   0.00
        (c) Class A-3 Notes                                                                    0.0000000                   0.00
        (d) Class A-4 Notes                                                                    0.0000000                   0.00
        (e) Class A-5 Notes                                                                    0.0660688           8,721,086.88
        (f) Class A-6 Notes                                                                    1.0000000          88,000,000.00
        (g) Class A-7 Notes                                                                    1.0000000          57,000,000.00
        (h) Class A-8 Notes                                                                    1.0000000          85,000,000.00
        (i) Class A-9 Notes                                                                    1.0000000          61,000,000.00
        (j) Class A-10 Notes                                                                   1.0000000          65,000,000.00
        (k) Class B Certificates                                                               1.0000000          44,895,285.54

                                                                                             Aggregate
                 POOL DATA                                     No. of Contracts          Principal Balance
--------------------------------------------                   ----------------          -----------------
1.   Pool Stated Principal Balance as of 11/30/1999                   15,002              409,616,372.42

2.   Delinquency Information                                                                                          % Delinquent
                                                                                                                      ------------
              (a) 31-59 Days                                             142                3,246,821.03                   0.793%
              (b) 60-89 Days                                              49                1,420,670.78                   0.347%
              (c) 90-119 Days                                             28                  979,273.98                   0.239%
              (d) 120 Days +                                              87                2,317,661.08                   0.566%

3.   Contracts Repossessed during the Due Period                           8                  458,097.45

4.   Current Repossession Inventory                                       21                  907,659.23

5.   Aggregate Net Losses for the preceding Collection
       Period
       (a)  Aggregate Principal Balance of Liquidated
            Receivables                                                   20                  482,181.49
       (b)  Net Liquidation Proceeds on any Liquidated
            Receivables                                                                       269,419.32
                                                                                          --------------
       Total Aggregate Net Losses for the preceding
       Collection Period                                                                                              212,762.17

6.   Aggregate Losses on all Liquidated Receivables
       (Year-To-Date)                                                                                               5,402,206.99

7.   Aggregate Net Losses on all Liquidated Receivables
       (Life-To-Date)                                                    581                                        8,588,098.95

8.   Weighted Average Contract Rate of all Outstanding
       Contracts                                                                                                           9.249%

9.   Weighted Average Remaining Term to Maturity of all
       Outstanding Contracts                                                                                             106.569


             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                                1.268%
    (b)  Delinquency Percentage Trigger in effect ?                                  NO

2.  (a)  Average Net Loss Ratio                                        0.059%
    (b)  Net Loss Ratio Trigger in effect ?                                          NO
    (c)  Net Loss Ratio (using ending Pool Balance)                    0.088%

3.  (a)  Servicer Replacement Percentage                               1.269%
    (b)  Servicer Replacement Trigger in effect ?                                    NO


               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                           175,045.30

2.   Servicer Advances                                                                                                277,240.30

3.   (a)  Opening Balance of the Reserve Account                                                                    8,973,952.86
     (b)  Deposits to the Reserve Account                                                     600,838.37
     (c)  Investment Earnings in the Reserve Account                                           40,011.13
     (d)  Distribution from the Reserve Account                                              (640,849.50)
     (e)  Ending Balance of the Reserve Account                                                                     8,973,952.86

4.   Specified Reserve Account Balance                                                                              8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                    551,855.64
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                       137,868.76
     (c)  Investment Earnings in the Pay-Ahead Account                                              0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                     (235,245.25)
     (e)  Ending Balance in the Pay-Ahead Account                                                                     454,479.15